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                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington D.C., 20549

                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                    [ X ]
Filed by a party other than the Registrant                 [   ]

Check the appropriate box:

[   ]      Preliminary Proxy Statement
[   ]      Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e)(2))
[   ]      Definitive Proxy Statement
[ X ]      Definitive Additional Materials
[   ]      Soliciting Material Under Rule 14a-12

                                ZEMEX CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of filing fee (check the appropriate box)

[ X ]    No fee required.
[   ]    Fee computed on table below per Exchange Act Rule 14a-6(i) (1) and 0-11

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee: is calculated and state how it was determined):

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:

[   ]    Fee paid previously with written preliminary materials:

[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

         (1)   Amount previously paid:

         (2)   Form, Schedule or Registration Statement No.:

         (3)   Filing Party:

         (4)   Date Filed:


The following is the text of a press release issued by Zemex Corporation on Wednesday, April 23, 2003.

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